[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.9

Agreement Control No. 2014-16-0090 UNIVERSITY OF CALIFORNIA, BERKELEY OFFICE OF TECHNOLOGY LICENSING

EXCLUSIVE LICENSE AND BAILMENT AGREEMENT

BETWEEN

4D MOLECULAR THERAPEUTICS, LLC

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

[***]

UC Case No.: B13-135

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

TABLE OF CONTENTS

1.	Background	3

2.	Definitions	4

3.	Grant	8

4.	Sublicenses	9

5.	License Issue Fee	12

6.	Royalties	13

7.	Due Diligence	16

8.	Progress and Royalty Reports	18

9.	Books and Records	19

10.	Life of the Agreement	19

11.	Termination by Regents	20

12.	Termination by Licensee	20

13.	Disposition of Licensed Products upon Termination	21

14.	Patent Prosecution and Maintenance	21

15.	Marking	22

16.	Use of Names and Trademarks	22

17.	Limited Warranties	23

18.	Patent Infringement	24

19.	Indemnification and Insurance	25

20.	Compliance with Laws	27

21.	Government Approval or Registration	27

22.	Assignment	28

23.	Notices	28

24.	Late Payments	28

i

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

25.	Waiver	28

26.	Confidentiality	29

27.	Force Majeure	30

28.	Severability	30

29.	Applicable Law; Venue; Attorneys’ Fees	30

30.	Electronic Copy; Counterparts	31

31.	Scope of Agreement; Amendment; Waiver	31

ii

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

UNIVERSITY OF CALIFORNIA, BERKELEY OFFICE OF TECHNOLOGY LICENSING

EXCLUSIVE LICENSE AND BAILMENT AGREEMENT

FOR

[***]

UC Case No.: B13-135

This exclusive license agreement (“Agreement”) is effective December 19, 2013 (“Effective Date”), by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94704-1347 (“REGENTS”) and 4D MOLECULAR THERAPEUTICS LLC, a Delaware limited liability company having a principal place of business at 19 Rima Court, Danville, CA 94526 (“LICENSEE”). The parties agree as follows:

1.	BACKGROUND

1.1

REGENTS has an assignment of “[***]” invented by [***], employed by the University of California, Berkeley (the “INVENTION”), as described in REGENTS’ Case No. B13-135, and to the patents and patent applications under REGENTS’ PATENT RIGHTS (as defined below), which are directed to the INVENTION.

1.2

LICENSEE entered into a letter agreement with REGENTS effective May 6, 2013, terminating on November 6, 2013, for the purpose of evaluating the INVENTION and granting LICENSEE an exclusive right to negotiate an option or exclusive license in REGENTS’ PATENT RIGHTS to the INVENTION, which letter agreement covers LICENSEE’s commitment to reimburse REGENTS’ patent costs during the period of good faith negotiation for an exclusive option or license.

1.3	LICENSEE has provided REGENTS with a commercialization plan for the INVENTION and business strategy in order to evaluate its capabilities as a LICENSEE.

1.4

The development of the INVENTION was sponsored in part by various grants by U.S. Government agencies, and as a consequence, REGENTS elected to retain title to the INVENTION subject to the rights of the U.S. Government under 35 USC 200-212 and implementing regulations, including that REGENTS, in turn, has granted back to the U.S. Government a non-exclusive, non-transferable,

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

irrevocable, paid-up license to practice or have practiced the INVENTION for or on behalf of the U.S. Government throughout the world. These U.S. Government grants are National Institutes of Health Contract No. HL081527.

1.5	REGENTS and LICENSEE wish to have the INVENTION perfected and marketed as soon as reasonably practicable so that products resulting therefrom may be available for public use and benefit.

1.6

LICENSEE wishes to acquire, and REGENTS wishes to grant to LICENSEE, an exclusive license under the REGENTS’ PATENT RIGHTS and an exclusive bailment of the BIOLOGICAL MATERIAL included in the REGENTS’ PROPERTY RIGHTS for the purpose of undertaking development and to make, have made, use, sell, offer for sale, import, and export LICENSED PRODUCTS as defined below.

1.7	REGENTS and LICENSEE are simultaneously entering into a license agreement covering the inventions under REGENTS’ Case No. B03-104 (the “OTHER LICENSE AGREEMENT”).

2.	DEFINITIONS

2.1

“REGENTS’ PATENT RIGHTS” means REGENTS’ rights in [***] and assigned to REGENTS; continuing applications thereof, including divisionals, substitutions, extensions and continuation-in-part applications (only to the extent, however, that claims in the continuation-in-part applications are entitled to the priority filing date of the parent patent application); any patents issuing on said application or continuing applications, including all reexaminations, reissues, and extensions thereof; and any corresponding foreign patents or applications.

2.2

“LICENSED PRODUCTS” means all kits, compositions of matter, articles of manufacture, materials, and products, the manufacture, use, SALE, offer for SALE, or import of which: (a) would require the performance of the LICENSED METHOD; or (b) but for the license granted pursuant to this Agreement, would infringe, or contribute to or induce the infringement of, a VALID CLAIM of any issued, unexpired patent under REGENTS’ PATENT RIGHTS or a VALID CLAIM being prosecuted in a pending patent application under REGENTS’ PATENT RIGHTS.

2.3

“LICENSED METHOD” means any process or method, the use or practice of which, but for the license pursuant to this Agreement, would infringe, or contribute to or induce the infringement of, a VALID CLAIM of any issued patent or pending patent application under REGENTS’ PATENT RIGHTS in that country in which the LICENSED METHOD is used or practiced.

2.4

“VALID CLAIM” means (i) a claim in an issued and unexpired patent included in the REGENTS’ PATENT RIGHTS that has not been disclaimed, abandoned or withdrawn and has not been held unenforceable or invalid by a final judgment of a

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

court or other governmental agency of competent jurisdiction from which no appeal can be or is taken, and has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (ii) a claim in a pending patent application included within the REGENTS’ PATENT RIGHTS that has been filed in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling, which application has not been pending for more than [***] ([***]) years after its priority date, provided that for clarity, any claim of a pending patent application that is pending for more than [***] ([***]) years after its priority date shall be eligible to become a VALID CLAIM if it later issues and otherwise falls within subsection (i).

2.5	“LICENSED FIELD OF USE” means all fields of use.

2.6

“NET SALES” means the gross invoice price charged by, and the fair market value of non-cash consideration paid to, LICENSEE for SALES of LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS, less the sum of the following actual and customary deductions where applicable: (i) the actual amount of write-offs for bad debts (in accordance with generally accepted accounting principles and that would reasonably be taken by a similarly situated company) related to such SALES; (ii) cash, prompt pay, trade or quantity discounts; (iii) sales tax, use tax, consumption tax, Deductible Value Added Tax, tariffs, import/export duties or other excise taxes when included in gross sales, but not income taxes derived from such sales; (iv) transportation charges; and (v) allowances or credits to customers because of rejections or returns. For purposes of calculating NET SALES, NET SALES shall not include any SALE of LICENSED PRODUCTS, LICENSED SERVICES, or LICENSED METHODS used for development purposes (including, without limitation for clinical studies) or provided as samples or free goods (including, without limitation, product transferred in connection with patient assistance programs or other charitable purposes); and a SALE to a sublicensee that is not intended for end use shall not be included in NET SALES. “Deductible Value Added Tax” is value added tax to the extent that is not subject to a tax credit, refund or deduction by a taxing authority.

In the event that LICENSED PRODUCTS, LICENSED SERVICES or LICENSED METHODS are COMBINATION PRODUCTS, the NET SALES of such COMBINATION PRODUCT, for the purposes of determining royalty payments pursuant to this Agreement, shall be determined by multiplying the NET SALES of the COMBINATION PRODUCT (as defined below) during the applicable royalty reporting period, by the fraction A/(A+B), where A is the fair market value of the LICENSED PRODUCTS, LICENSED SERVICES or LICENSED METHODS, and B is the fair market value of all OTHER COMPONENTS included in the COMBINATION PRODUCT. If a COMBINATION PRODUCT is sold, whether or not the OTHER COMPONENTS are also sold separately, LICENSEE shall make a good faith determination of the respective fair market values of the LICENSED PRODUCT, LICENSED SERVICES or LICENSED METHODS and all OTHER COMPONENTS included in the COMBINATION

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

PRODUCT, and shall notify REGENTS of such determination and provide REGENTS with data to support such determination.

2.7

“COMBINATION PRODUCT” means a LICENSED PRODUCT, LICENSED SERVICE or LICENSED METHOD that incorporates at least one OTHER COMPONENT. For clarity, all references to “LICENSED PRODUCTS, LICENSED SERVICES or LICENSED METHODS” in this Agreement shall be deemed to include COMBINATION PRODUCTS.

2.8	“OTHER COMPONENT” means a proprietary active therapeutic ingredient or a delivery device, in each case that is not itself a LICENSED PRODUCT, LICENSED SERVICE or LICENSED METHOD.

2.9

“AFFILIATE” of LICENSEE means any entity that, directly or indirectly, Controls LICENSEE, is Controlled by LICENSEE, or is under common Control with LICENSEE. “Control” means (i) having the actual, present capacity to elect a majority of the directors of such affiliate, (ii) having the power to direct at least fifty percent (50%) of the voting rights entitled to elect directors, or (iii) in any country where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law.

2.10	“LICENSED TERRITORY” means United States of America, its territories and possessions, and subject to Paragraph 14.4, any foreign countries where REGENTS’ PATENT RIGHTS exist.

2.11

“SALE” means, for LICENSED PRODUCTS and LICENSED SERVICES, the act of selling, leasing or otherwise transferring, providing, or furnishing such product or service, and for LICENSED METHODS, the act of performing such method for any consideration. Correspondingly, “SELL” means to make or cause to be made a SALE, and “SOLD” means to have made or caused to be made a SALE.

2.12	“LICENSED SERVICE” means a service provided using LICENSED PRODUCTS or LICENSED METHODS.

2.13

“NON-ROYALTY SUBLICENSE REVENUE” means any cash consideration, and subject to Paragraph 4.3(b), the cash equivalent of all other consideration, received by LICENSEE under each sublicense for the grant of rights under the REGENTS’ PATENT RIGHTS, but excluding: (a) any royalty payments on sales of LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHODS by a sublicensee (which shall be included as EARNED ROYALTY SUBLICENSE REVENUE); (b) any amounts paid by a sublicensee as bona fide reimbursement for research and development costs at fair market value for materials and full time equivalents; (c) bona fide loans or any payments in consideration for a grant of equity of the LICENSEE at fair market value; (d) amounts paid for supplies of product or other tangible materials; (e) amounts paid as reimbursement for expenses directly related to the pursuit, maintenance, and/or

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

defense of REGENTS’ PATENT RIGHTS; (f) milestone payments by a sublicensee for a product, service, or method that is not a LICENSED PRODUCT, LICENSED SERVICE, or LICENSED METHOD; (g) payments by a sublicensee for use of the BIOLOGICAL MATERIALS to identity or optimize products, services, or methods that are not LICENSED PRODUCTS, LICENSED SERVICES, or LICENSED METHODS; (h) withholding taxes and any other amounts by a sublicensee from amounts otherwise payable to LICENSEE under such sublicense agreement other than past due payments; and (i) payments for the supply of LICENSED PRODUCTS or materials used in the performance of LICENSED SERVICES or LICENSED METHODS. Without limiting the foregoing, the parties agree that NON-ROYALTY SUBLICENSE REVENUE shall not include consideration received by LICENSEE from a sublicensee that is not received in consideration for the grant of rights under the REGENTS’ PATENT RIGHTS to make, use, offer for SALE, import, and SELL LICENSED PRODUCTS and LICENSED SERVICES, and to practice LICENSED METHODS.

2.14

“EARNED ROYALTY SUBLICENSE REVENUE” means any royalty payments received by LICENSEE pursuant to an agreement between LICENSEE and a sublicensee pursuant to which such sublicensee receives a sublicense under the PATENT RIGHTS, on SALES of LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHODS by such sublicensee (which sales shall not be included as NET SALES).

2.15

“FIRST QUALIFIED ROUND” occurs on the first date on which the LICENSEE has received, in aggregate in excess of [***] US Dollars ($[***]) from any one of or combination of equity financing, convertible debt financing, unrestricted grants, or the acquisition of all or substantially all of LICENSEE’s limited liability company interests, assets or business; provided, however, that [***].

2.16	“FOUNDERS” means [***] and [***].

2.17	“PHASE I CLINICAL TRIAL” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(a).

2.18

“PHASE IIB CLINICAL TRIAL” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(b) and that is designed to support and immediately precede the initiation of a Phase III Clinical Trial without any further phase II trials by evaluating the dose-dependent effectiveness of a pharmaceutical product for a particular indication or indications in patients with the disease or condition under study and to determine the common side effects and risks associated with the pharmaceutical product.

2.19	“PHASE III CLINICAL TRIAL” means a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(c).

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

2.20

“REGENTS’ PROPERTY RIGHTS” means all of REGENTS’ personal property rights in the tangible property in the INVENTION licensed hereunder and to the BIOLOGICAL MATERIALS. REGENTS’ PROPERTY RIGHTS do not include REGENTS’ PATENT RIGHTS.

2.21	“BIOLOGICAL MATERIALS” shall have the meaning set forth in Article 1 of the Letter Agreement between REGENTS and LICENSEE, dated as of even date herewith (the “MTA”).

3.	GRANT

3.1 (a)

Subject to the limitations set forth in this Agreement, including the license granted to the U.S. Government and the rights reserved in Paragraph 3.3, REGENTS hereby grants and LICENSEE hereby accepts an exclusive license under REGENTS’ PATENT RIGHTS to make, use, offer for SALE, import, and SELL LICENSED PRODUCTS and LICENSED SERVICES, and to practice LICENSED METHODS, in the LICENSED FIELD OF USE in the LICENSED TERRITORY.

(b)

Subject to the limitations set forth in this Agreement and subject to the license granted to the U.S. Government, REGENTS hereby grants and LICENSEE hereby accepts an exclusive bailment and license under REGENTS’ PROPERTY RIGHTS to possess, make and use the BIOLOGICAL MATERIAL. LICENSEE acknowledges that the REGENTS is and will remain the sole owner of the BIOLOGICAL MATERIAL and the title of the material is not transferred to LICENSEE under this Agreement.

(c)	REGENTS have provided the LICENSEE with BIOLOGICAL MATERIAL in quantities as set forth in the MTA. No additional obligation is required of REGENTS’ with respect to bailment of the BIOLOGICAL MATERIAL.

3.2	The licenses under Paragraph 3.1 will be exclusive for a term commencing on the Effective Date and ending on the date of the last-to-expire VALID CLAIM under REGENTS’ PATENT RIGHTS.

3.3

Nothing in this Agreement will be deemed to limit the right of REGENTS to publish any and all technical data resulting from any research performed by REGENTS relating to the INVENTION and the BIOLOGICAL MATERIAL REGENTS expressly reserves the right to use the INVENTION, the BIOLOGICAL MATERIAL and related technology for its educational and research purposes; to disseminate the BIOLOGICAL MATERIAL and other tangible materials associated with, or required to practice the INVENTION and/or the REGENTS’ PATENT RIGHTS to researchers at nonprofit institutions for their educational and research purposes and to permit other nonprofit institutions to use such BIOLOGICAL MATERIAL to practice the REGENTS’ PATENT RIGHTS for education and research purposes.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

3.4

This Agreement will terminate immediately if LICENSEE files a claim asserting that any portion of the REGENTS’ PATENT RIGHTS is invalid or unenforceable where the filing is by the LICENSEE, a third party on behalf of the LICENSEE, or a third party at the written urging of the LICENSEE.

3.5	LICENSEE will have a continuing responsibility to keep REGENTS informed of the large/small entity status, as defined in 15 U.S.C. 632, of itself and its sublicensees.

3.6

The INVENTION was funded in part by the U.S. Government. In accordance with 35 U.S.C. 204, to the extent required by law or regulation, any products covered by patent applications or patents claiming the INVENTION and sold in the United States will be substantially manufactured in the United States.

4.	SUBLICENSES

4.1

REGENTS also grants to LICENSEE the right to sublicense to AFFILIATES and third parties the right to make, use, offer for SALE, import, and SELL LICENSED PRODUCTS and LICENSED SERVICES, and to practice LICENSED METHODS, provided that LICENSEE has exclusive rights under this Agreement at the time of sublicensing. LICENSEE will notify REGENTS of each sublicense granted hereunder and furnish to REGENTS a copy of each such sublicense agreement, which shall be treated as confidential information of LICENSEE. Every such sublicense will include:

(a)	a statement setting forth the term after which LICENSEE’s exclusive rights, privileges, and license hereunder will expire;

(b)

as applicable, all the rights of, and require the performance of all the obligations due to, REGENTS (and, if applicable, the United States Government) under this Agreement, other than those rights and obligations specified in Article 5 (License Issue Fee) and Article 6 (Royalties), for which LICENSEE shall remain responsible; and

(c)	the same provision for indemnification of REGENTS as has been provided for in this Agreement.

4.2

To the extent permitted under the sublicense agreement, a sublicensee shall have the right to grant further sublicenses to its AFFILIATE and third parties to the extent such sublicensee deems such further sublicense to be commercially reasonable, useful or necessary for the development and/or commercialization of LICENSED PRODUCT(S) or LICENSED METHOD(S) in accordance with this Agreement; provided that (i) such further sublicense is subject to a written sublicense agreement and is bound by all of the applicable terms, conditions,

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

obligations, restrictions and other covenants of this Agreement that protect or benefit the REGENTS’ (and, if applicable, the U.S. Government’s) rights and interests under this Agreement, and (ii) the sublicensee shall, within [***] ([***]) days after issuing any further sublicense, furnish to LICENSEE for delivery to REGENTS, subject to any confidentiality provisions with third parties, all material terms of any such sublicenses, pertaining to the REGENTS’ interests, including the sublicensee’s name and address, and indemnification of REGENTS as provided in this Agreement.

4.3

LICENSEE will pay to REGENTS (i) [***] percent ([***]%) of NON-ROYALTY SUBLICENSE REVENUE and (ii) [***] percent ([***]%) of EARNED ROYALTY SUBLICENSE REVENUE, provided that in no event will the EARNED ROYALTY SUBLICENSE REVENUE due to REGENTS on sales of LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHODS by a sublicensee be less than [***] percent ([***]%) of net sales of such sublicensee (which for purposes of this Paragraph 4.3 shall be calculated as though such sublicensee were LICENSEE under Paragraph 2.6.

(a)

In the event LICENSEE sublicenses the REGENTS’ PATENT RIGHTS along with its own patent rights or those of other third parties, LICENSEE may reasonably determine in good faith the percentage of compensation received under such sublicense that represents consideration due for the grant of the rights under the REGENTS’ PATENT RIGHTS, which percentage will be based upon the value of the REGENTS’ PATENT RIGHTS licensed to the sublicensee relative to the value of LICENSEE’s own patent rights or the other third party patent rights licensed to the sublicensee. When making payment under this Paragraph 4.3(a), LICENSEE shall provide REGENTS with all supporting information and documentation used to determine any such percentage (or shall reference previously provided supporting information and documentation). Notwithstanding the foregoing, in no case will LICENSEE be permitted to reduce the compensation to REGENTS under this Paragraph 4.3(a) in connection with LICENSEE’s own patent rights or those of third parties by more than [***] percent ([***]%).

(b)

If the consideration received is equity and approval to accept equity is granted by REGENTS, then the LICENSEE will transfer [***] percent ([***]%) of the equity LICENSEE receives to REGENTS or REGENTS’ nominee. REGENTS will promptly notify the LICENSEE upon REGENTS’ Office of the President’s approval for the equity. If equity is not accepted, then the LICENSEE will pay REGENTS’ portion in cash once the equity is liquidated.

(c)

LICENSEE shall not be required to pay REGENTS more than [***] percent ([***]%) of NON-ROYALTY SUBLICENSE REVENUE and [***] percent ([***]%) of EARNED ROYALTY SUBLICENSE REVENUE even if LICENSEE sublicenses the REGENTS’ PATENT RIGHTS under

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

this Agreement and the patent rights under the OTHER LICENSE AGREEMENT. All amounts paid under this Paragraph 4.3 shall be credited against amounts due for the same LICENSED PRODUCT, LICENSED METHOD or LICENSED SERVICE under Paragraph 4.3 of the OTHER LICENSE AGREEMENT.

4.4	AFFILIATES will have no licenses under REGENTS’ PATENT RIGHTS except as granted by sublicense pursuant to this Agreement.

4.5	For the purposes of this Agreement, the activities of all sublicensees pursuant to any sublicense shall be deemed to be the activities of LICENSEE, for which LICENSEE shall be responsible.

4.6	LICENSEE will collect payment of all monies and other consideration due REGENTS from sublicensees, and deliver all reports due REGENTS and received from sublicensees.

4.7

Upon termination of this Agreement for any reason, all sublicenses that are granted by LICENSEE pursuant to this Agreement, where the sublicensee is in compliance with its sublicense agreement as of the date of such termination, will remain in effect and will be assigned to REGENTS, except that REGENTS will not be bound to perform any duties or obligations set forth in any sublicenses that extend beyond the duties and obligations of REGENTS set forth in this Agreement.

4.8

If REGENTS (to the extent of the actual knowledge of the licensing professional responsible for administration of this case) discovers, or a third party discovers and notifies that licensing professional, that the INVENTION is [***] for an application covered by the LICENSED FIELD OF USE, but for which LICENSED PRODUCTS have not been developed or are not currently under development by LICENSEE, then REGENTS, as represented by the Office of Technology Licensing, shall give written notice to LICENSEE, except for: (1) information that is subject to restrictions of confidentiality with third parties, and (2) information which originates with REGENTS’ personnel who do not assent to its disclosure to LICENSEE. REGENTS shall endeavor to provide to LICENSEE, at a minimum, a description of the nature and scope of the proposed sublicense sufficient for LICENSEE to evaluate its desire to develop and commercialize products for the relevant application as provided in this Paragraph 4.8.

LICENSEE shall have [***] ([***]) days to give REGENTS written notice stating whether LICENSEE elects to develop LICENSED PRODUCTS for such application.

If LICENSEE elects to develop and commercialize the proposed LICENSED PRODUCTS for such application, LICENSEE shall submit progress reports with respect thereto to REGENTS pursuant to Article 8.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

If LICENSEE elects not to develop and commercialize the proposed LICENSED PRODUCTS for such application, REGENTS may seek a third party(ies) to develop and commercialize the proposed LICENSED PRODUCTS for such application. If REGENTS is successful in finding a third party, it shall refer such third party to LICENSEE. If the third party requests a sublicense under this Agreement for such application, then LICENSEE shall report the request to REGENTS within [***] ([***]) days from the date of such written request. If the request results in a sublicense, then LICENSEE shall notify REGENTS pursuant to Paragraph 4.1.

If LICENSEE refuses to grant a sublicense to such third party, then within [***] ([***]) days after such refusal, LICENSEE shall submit to REGENTS a report specifying the license terms proposed by the third party and a written justification for LICENSEE’s refusal to grant the proposed sublicense. If REGENTS, [***], determines that [***], then REGENTS shall [***], provided that [***].

5.	LICENSE ISSUE FEE

5.1 LICENSEE will pay to REGENTS a non-creditable, non-refundable license issue fee as follows:

(a)	Five Thousand U.S. Dollars ($5,000) within [***] ([***]) days following the Effective Date of this Agreement;

(b)

If approval to accept equity in LICENSEE is granted by REGENTS in accordance with this Agreement, then within [***] ([***]) days following the date on which the ACCEPTANCE NOTICE (as defined below) is received by the LICENSEE, LICENSEE shall issue to REGENTS’ nominee (under the terms of a mutually agreed upon unit purchase agreement to be executed by the parties), an interest in LICENSEE (a “MEMBERSHIP INTEREST”) which shall be non-voting, with an allocation percentage with respect to profits and losses equal to three percent (3%) as of close of the FIRST QUALIFIED ROUND; if all or a portion of the FIRST QUALIFIED ROUND involves convertible securities which will not convert into MEMBERSHIP INTERESTS until a subsequent financing event, then at the time of the conversion of those securities into MEMBERSHIP INTERESTS, the LICENSEE shall issue additional MEMBERSHIP INTERESTS to REGENTS such that REGENTS’ allocation percentage with respect to profits and losses continues to equal three percent (3%) as of the FIRST QUALIFIED ROUND (following the conversion of any convertible securities such as convertible debt issued at the FIRST QUALIFIED ROUND). LICENSEE further agrees that as holders of MEMBERSHIP INTERESTS REGENTS shall receive the same anti-dilution treatment as any other MEMBERSHIP INTERESTS held by either of the FOUNDERS as of the date of this Agreement. REGENTS may transfer or direct LICENSEE to transfer an inventor share portion of the MEMBERSHIP INTERESTS to be issued pursuant to this Section 5.1(b)

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

under REGENTS’ patent policy of the shares otherwise due to REGENTS to the REGENTS’ inventors of REGENTS’ PATENT RIGHTS notwithstanding the provisions of other contracts associated with the transfer of the shares.

LICENSEE will promptly notify REGENTS following the close of the FIRST QUALIFIED ROUND. Following receipt of notice of the closing of the FIRST QUALIFIED ROUND, REGENTS will promptly notify the LICENSEE upon REGENTS’ Office of the President’s approval for the equity (the “ACCEPTANCE NOTICE”). If REGENTS’ Office of the President does not provide an ACCEPTANCE NOTICE to LICENSEE within [***] ([***]) days following the close of the FIRST QUALIFIED ROUND, then Fifty Thousand U.S. Dollars ($50,000) shall be due [***] in lieu of the MEMBERSHIP INTERESTS to be issued under this Section 5.1(b).

5.2

LICENSEE will also pay to REGENTS a license maintenance fee of Five Thousand U.S. Dollars ($5,000) on the one (1) year anniversary date of the Effective Date and on each anniversary of the Effective Date thereafter. Notwithstanding the foregoing, the license maintenance fee will not be due and payable on any anniversary of the Effective Date, if on such date the LICENSEE or a sublicensee is selling or otherwise exploiting LICENSED PRODUCTS or LICENSED METHODS, and LICENSEE pays an earned royalty to REGENTS on the NET SALES of such LICENSED PRODUCTS or LICENSED METHODS or a payment on EARNED ROYALTY SUBLICENSE REVENUE.

6.	ROYALTIES

6.1	LICENSEE will pay to REGENTS earned royalties at the rate of [***] percent ([***]%) of NET SALES of LICENSEE, subject to the following:

(a)

If LICENSEE is required to make any payment (including royalties or other license fees) to a third party to obtain any intellectual property rights in the absence of which LICENSEE could not practice REGENTS’ PATENT RIGHTS, such third party payments will be credited against royalties owed hereunder by LICENSEE to REGENTS, provided that in no one [***] will the total of such credits reduce earned royalties owed by LICENSEE to REGENTS by more than [***] percent ([***]%).

(b)

In the event a LICENSED PRODUCT, LICENSED SERVICE or LICENSED METHOD are SOLD to end users, and the total combined royalty burden to LICENSEE on NET SALES (including royalties due to REGENTS under this Agreement and royalties due to third parties on such NET SALES) exceeds [***] percent ([***]%), the earned royalty due to REGENTS will be adjusted, according to the following formula, [***]:

Adjusted royalty = [***]

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

For example, [***].

(c)

Only one royalty will be due to REGENTS on any given LICENSED PRODUCT, LICENSED METHOD and LICENSED SERVICE. All amounts paid under this Paragraph 6.1 shall be credited against amounts due for the same LICENSED PRODUCT, LICENSED METHOD or LICENSED SERVICE under Paragraph 6.1 of the OTHER LICENSE AGREEMENT.

6.2	Royalties accruing to REGENTS will be paid to REGENTS [***] within [***] ([***]) days after the end of each [***].

6.3	Royalties will be payable on NET SALES of LICENSED PRODUCTS, LICENSED METHODS and LICENSED SERVICES covered by VALID CLAIMS of both pending patent applications and issued patents.

6.4

LICENSEE will pay to REGENTS milestone payments as follows, provided that all amounts paid under this Paragraph 6.4 shall be credited against amounts due with respect to NON-ROYALTY SUBLICENSE REVENUE pursuant to Paragraph 4.3:

(a)	LICENSEE shall pay to REGENTS a milestone payment of [***] U.S. Dollars ($[***]) within [***] ([***]) days of [***] for the first LICENSED PRODUCT or LICENSED METHOD and;

(b)	LICENSEE shall pay to REGENTS a milestone payment of [***] U.S. Dollars ($[***]) within [***] ([***]) days of [***] for the first LICENSED PRODUCT or LICENSED METHOD;

(c)	LICENSEE will pay to REGENTS a milestone payment of [***] U.S. Dollars ($[***]) within [***] ([***]) days of [***] for the first LICENSED PRODUCT or LICENSED METHOD;

(d)	LICENSEE will pay to REGENTS a milestone payment of [***] U.S. Dollars ($[***]) within [***] ([***]) days of [***] for the first LICENSED PRODUCT or LICENSED METHOD;

(e)	LICENSEE will pay to REGENTS a milestone payment of [***] U.S. Dollars ($[***]) within [***] ([***]) days of [***] for the first LICENSED PRODUCT or LICENSED METHOD; and

(f)	LICENSEE will pay to REGENTS a milestone payment of [***] U.S. Dollars ($[***]) within [***] ([***]) days of [***] for the first LICENSED PRODUCT or LICENSED METHOD, [***].

Only the milestones listed in this Paragraph 6.4 will be due on any given LICENSED PRODUCT or LICENSED METHOD, even if such milestone is

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

payable under this Agreement and under the OTHER LICENSE AGREEMENT. All amounts paid under this Paragraph 6.4 shall be credited against amounts due for the same LICENSED PRODUCT or LICENSED METHOD under Paragraph 6.4 of the OTHER LICENSE AGREEMENT.

6.5

Beginning in the first calendar year after the year in which the first occurrence of NET SALES takes place, and each succeeding calendar year thereafter, LICENSEE will pay to the REGENTS a minimum annual royalty of [***] U.S. Dollars ($[***]), increasing by [***] Dollars ($[***]) every year thereafter but capped at a total of One Hundred Thousand Dollars ($100,000) per year in minimum royalties for the remainder of the term of this Agreement. This minimum annual royalty will be paid to REGENTS by [***] of the year following each applicable calendar year and will be credited against by the earned royalties (including royalty payments based on NET SALES and payments based on EARNED ROYALTY SUBLICENSE REVENUE due pursuant to Sections 6.1 and 4.3, respectively) paid for the [***] calendar year for which the minimum payment is made, whether under this Agreement or the OTHER LICENSE AGREEMENT.

Only one minimum annual royalty will be due under this Agreement and under the OTHER LICENSE AGREEMENT. All amounts paid under this Paragraph 6.5 shall be credited against amounts due under Paragraph 6.5 of the OTHER LICENSE AGREEMENT.

6.6

All payments due REGENTS will be payable in United States dollars. When LICENSED PRODUCTS, LICENSED SERVICES, or LICENSED METHODS are SOLD for monies other than United States dollars, earned royalties will first be determined in the foreign currency of the country in which the SALE was made and then converted into equivalent United States dollars. The exchange rate will be that rate quoted in the Wall Street Journal on the last business day of the reporting period.

6.7

In the event that any royalties or other payments due to REGENTS are subject to withholding tax required by applicable law to be paid by LICENSEE to the taxing authority of any foreign country on REGENTS’ behalf, LICENSEE may deduct the amount of such tax from the applicable royalties or other payment otherwise payable to REGENTS. In such event, LICENSEE shall pay the taxes to the proper taxing authority and shall send evidence of the obligation together with proof of payment to REGENTS following such payment and shall reasonably cooperate with REGENTS in its efforts to avoid or minimize such withholding obligations and/or to obtain credit for payment thereof. To the extent that such amounts are so withheld and remitted to the proper taxing authority by LICENSEE, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the party in respect of whom such deduction and withholding was made. LICENSEE will be responsible for all bank transfer charges.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

6.8	LICENSEE will make all payments under this Agreement by check payable to “The Regents of the University of California” and sent to REGENTS at the address shown in Article 23 (Notices).

6.9

For the avoidance of doubt, if any patent or patent application, or any claim thereof, included within REGENTS’ PATENT RIGHTS expires or is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has been or can be taken, all obligation to pay royalties based on such patent, patent application or claim, or any claims patentably indistinct therefrom will cease as of the date of such expiration or final decision. LICENSEE will not, however, be relieved from paying any royalties that accrued before such expiration or decision or that are based on another valid patent or claim not expired or involved in such decision.

6.10

No royalties will be collected or paid hereunder on LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS distributed to or used by the United States Government. LICENSEE agrees to reduce the amount charged for LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS distributed to the United States Government by an amount equal to the royalty for such LICENSED PRODUCTS otherwise due REGENTS as provided herein.

7.	DUE DILIGENCE

7.1

LICENSEE, upon execution of this Agreement, will diligently proceed with the development, manufacture, and SALE of LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS, and will diligently market them in quantities sufficient to meet the market demand.

7.2	In addition to its obligations under Paragraph 7.1, LICENSEE will perform the following due diligence activities under this Agreement, through itself and/or its sublicensees:

(a)	[***] within [***] ([***]) months after the Effective Date.

(b)	[***] within [***] ([***]) months of [***].

(c)	[***] within [***] ([***]) months after [***].

(d)	[***] within [***] ([***]) months of [***].

(e)	[***] within [***] ([***]) months after [***].

If LICENSEE has failed to meet any of its diligence obligations set forth in Paragraphs 7.1 and 7.2, through itself and/or its sublicensees, as applicable, then REGENTS will so notify LICENSEE in writing of its failure to perform.

7.3	LICENSEE will have the right and option to extend the target date of any such due diligence obligation (and each subsequent milestone due thereafter) for a period of

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

[***] ([***]) months upon the payment of [***] dollars ($[***]) within [***] ([***]) days after the date to be extended, for each such extension option exercised by LICENSEE. LICENSEE may further extend the target date of any diligence obligation (and each subsequent milestone due thereafter) for an additional [***] ([***]) months upon payment of an additional [***] dollars ($[***]). These payments are in addition to the minimum royalty payments specified in Paragraph 6.5. Additional extensions may be granted only by mutual written agreement of the parties to this Agreement. In the event that Licensee is unable to meet the timeframes in Paragraph 7.2, as extended by this Paragraph 7.3, despite using diligent efforts to do so, taking into account delays which are due to factors (including technical or regulatory issues) which are outside of the reasonable control of LICENSEE, REGENTS and LICENSEE agree to discuss extending such timeframes and target dates in good faith; provided, however, that in no case is REGENTS bound to agree to cumulative extensions longer than [***] ([***]) years unless REGENTS concludes in its sole discretion that such an extension is appropriate.

7.4

Should LICENSEE opt not to extend such timeframes or fail to use diligent efforts to meet a diligence obligation by the extended target date, then subject to Paragraph 7.6, REGENTS will have the right and option either to terminate this Agreement or to reduce LICENSEE’s exclusive license to a non-exclusive royalty-bearing license. This right, if exercised by REGENTS, supersedes the rights granted in Article 3. The right to terminate this Agreement or reduce LICENSEE’s exclusive license granted hereunder to a non-exclusive license will be REGENTS’ sole remedy for breach of Paragraphs 7.1 or 7.2.

7.5

At the request of either party, any controversy or claim arising out of or relating to the diligence provisions of Paragraphs 7.1 and 7.2 will be settled by arbitration conducted in San Francisco, California in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association but such arbitration must be requested by a party within the sixty (60) day cure period set forth in Paragraph 7.6, except as otherwise provided in Paragraph 7.6 or unless the parties mutually agree later to arbitration hereunder. Judgment upon the award rendered by the arbitrator(s) will be binding on the parties and may be entered by either party in any court having jurisdiction. In determination of due diligence, the arbitrator may determine solely the issues of fact or law with respect to LICENSEE’s rights under this Agreement but will not have the authority to award monetary damages or grant equitable relief.

7.6

To exercise either the right to terminate this Agreement or to reduce the license to a non-exclusive license for lack of diligence under Paragraphs 7.1 or 7.2, REGENTS will give LICENSEE written notice of the deficiency. LICENSEE thereafter has sixty (60) days to cure the deficiency or to request arbitration in accordance with Paragraph 7.5. If REGENTS has not received a written request for arbitration or satisfactory tangible evidence that the deficiency has been cured by the end of the sixty (60) day period, then REGENTS may, at its option, either

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

terminate this Agreement or reduce LICENSEE’s exclusive license to a non-exclusive license by giving further written notice to LICENSEE. These notices will be subject to Article 23 (Notices). Notwithstanding the foregoing, in the event that LICENSEE disputes in good faith whether the deficiency was timely cured, it may seek resolution of such dispute pursuant to Article 7.5, and in such event, no termination of this Agreement pursuant to this Article 7.6 may occur unless and until completion of such dispute resolution results in a determination that such deficiency has not been timely cured.

8.	PROGRESS AND ROYALTY REPORTS

8.1

For each [***] period beginning July 1, 2014, LICENSEE will submit to REGENTS a [***] progress report covering LICENSEE’s activities related to the development and testing of all LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHODS and the obtaining of necessary governmental approvals, if any, for marketing in the United States. These progress reports will be made for all development activities until the first SALE occurs in the United States.

8.2

Each progress report will be a sufficiently detailed summary of activities of LICENSEE and any sublicensees so that REGENTS may evaluate and determine LICENSEE’s progress in development of LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS, and in meeting its diligence obligations under Article 7, and will include (but not be limited to) the following: summary of work completed and in progress; current schedule of anticipated events and milestones, including diligence milestones under Paragraph 7.2; anticipated market introduction dates for the LICENSED TERRITORY; and sublicensees’ activities during the reporting period.

8.3	LICENSEE also will report to REGENTS in its subsequent progress and royalty reports, the date of first SALE.

8.4	After the first SALE anywhere in the world, LICENSEE will make [***] royalty reports to REGENTS within [***] ([***]) days after [***]. Each such royalty report will include at least the following:

(a)	The number of LICENSED PRODUCTS manufactured and the number SOLD;

(b)	Gross revenue from SALE of LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHODS;

(c)	NET SALES pursuant to Paragraph 2.6;

(d)	Total royalties due REGENTS; and

(e)	Names and addresses of any new sublicensees.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

8.5	If no SALES have occurred during the reporting period, a statement to this effect is required in the royalty report for that period.

8.6	All reports under this Article 8 shall be treated as confidential information of LICENSEE.

9.	BOOKS AND RECORDS

9.1

LICENSEE will keep full, true, and accurate books and records containing all particulars that are necessary for the purpose of showing the amount of royalties payable to REGENTS and LICENSEE’s compliance with other obligations under this Agreement. Said books and records will be kept at LICENSEE’s principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and records and the supporting data will be open at all reasonable times during normal business hours upon reasonable notice, for [***] ([***]) years following the end of the calendar year to which they pertain, for the inspection and audit by a mutually acceptable independent auditor engaged by REGENTS for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this Agreement. Such auditor will be bound to hold all information in confidence except as necessary to communicate LICENSEE’s non-compliance with this Agreement to REGENTS.

9.2

The fees and expenses of REGENTS’ mutually acceptable independent auditor performing such an examination will be borne by REGENTS. However, if an error in underpaid royalties to REGENTS of more than [***] percent ([***]%) of the total royalties due for any year is discovered, then the fees and expenses of such auditor will be borne by LICENSEE.

10.	LIFE OF THE AGREEMENT

10.1

Unless otherwise terminated by the operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement will be in force from the Effective Date and will remain in effect until the expiration of the last VALID CLAIM under this Agreement.

10.2	Any termination of this Agreement shall not affect the rights and obligations set forth in the following articles or paragraphs:

Article	2 Definitions

Article	4 Sublicenses (only as to Paragraphs 4.2 and 4.7)

Article	9 Books and Records

Article	10 Life of the Agreement (only as to Paragraphs 10.2 and 10.3)

Article	13 Disposition of Licensed Products Upon Termination

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Article	16 Use of Names and Trademarks

Article	17 Limited Warranties

Article	19 Indemnification and Insurance

Article	23 Notices

Article	24 Late Payments (only as to outstanding payments)

Article	26 Confidentiality

Article	28 Severability

Article	29 Applicable Law; Venue; Attorney’s Fees

10.3

Any termination of this Agreement will not relieve LICENSEE of its obligation to pay any monies due or owing at the time of such termination and will not relieve any obligations, of either party to the other party, established prior to termination.

11.	TERMINATION BY REGENTS

11.1

Except for breach of diligence obligations, which is set forth in Article 7, if LICENSEE should violate or fail to perform any term of this Agreement, then REGENTS may give written notice of such default (“Notice of Default”) to LICENSEE. If LICENSEE should fail to repair such default within sixty (60) days of the effective date of such notice, REGENTS will have the right to terminate this Agreement, and the licenses herein, by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement will automatically terminate on the effective date of such notice. Such termination will not relieve LICENSEE of its obligation to pay any royalty or license fees accrued at the time of such termination and will not impair any accrued rights of REGENTS. These notices will be subject to Article 23 (Notices).

12.	TERMINATION BY LICENSEE

12.1

LICENSEE will have the right at any time to terminate this Agreement in whole or as to any portion of REGENTS’ PATENT RIGHTS by giving notice in writing to REGENTS. Such notice of termination will be subject to Article 23 (Notices) and termination of this Agreement will be effective ninety (90) days after the effective date of such notice.

12.2

Any termination pursuant to Paragraph 12.1 will not relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination or rescind anything done by LICENSEE or any payments made to REGENTS hereunder prior to the time such termination becomes effective, and such termination will not affect in any manner any rights of REGENTS arising under this Agreement prior to such termination.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

13.	DISPOSITION OF LICENSED PRODUCTS UPON TERMINATION

13.1

Upon termination of this Agreement by either party, for a period of [***] ([***]) days after the date of termination, LICENSEE may complete and SELL any partially made LICENSED PRODUCTS and continue to render any previously commenced LICENSED SERVICES, and continue the practice of LICENSED METHODS; provided, however, that all such SALES will be subject to the terms of this Agreement including, but not limited to, the payment of royalties at the rate and at the time provided herein and the rendering of reports thereon.

14.	PATENT PROSECUTION AND MAINTENANCE

14.1

REGENTS will diligently prosecute and maintain the United States and foreign patent applications and patents under REGENTS’ PATENT RIGHTS, subject to LICENSEE’S reimbursement of REGENTS’ out of pocket costs under Article 14.3 below. All patent applications and patents under REGENTS’ PATENT RIGHTS will be held in the name of REGENTS. REGENTS will have sole responsibility for retaining and instructing patent counsel, but continued use of such counsel at any point in the patent prosecution process, subsequent to the initial filing of a U.S. patent application covering the INVENTION, shall be subject to the approval of LICENSEE. If LICENSEE rejects [***] of REGENTS’ choice of prosecution counsel, then REGENTS may select new prosecution counsel without LICENSEE’s consent. REGENTS shall promptly provide LICENSEE with copies of all relevant documentation, including all responses at least [***] ([***]) days prior to the anticipated filing deadline to the extent such advance notice is available, so that LICENSEE may be currently informed and apprised of the continuing prosecution of the REGENTS’ PATENT RIGHTS. LICENSEE agrees to keep this documentation confidential in accordance with Article 26. LICENSEE may comment upon such documentation, and REGENTS will reasonably consider all such comments made by LICENSEE; provided, however, that if LICENSEE has not commented upon such documentation in reasonable time for REGENTS to sufficiently consider LICENSEE’s comments prior to the deadline for filing a response with the relevant government patent office, REGENTS will be free to respond appropriately without consideration of LICENSEE’s comments. LICENSEE and LICENSEE’s patent counsel will have the right to consult with patent counsel chosen by REGENTS. REGENTS will file foreign counterparts of the REGENTS’ PATENT RIGHTS in countries selected by LICENSEE, subject to Paragraph 14.4.

14.2

REGENTS will use reasonable efforts to prepare or amend any patent application to include claims reasonably requested by LICENSEE to protect the LICENSED PRODUCTS, LICENSED SERVICES and LICENSED METHODS contemplated to be SOLD or to be practiced under this Agreement. REGENTS will not abandon a patent application (unless filing a continuation or divisional filing or an equivalent thereof) or fail to maintain a patent without LICENSEE’s prior written consent.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

14.3

Subject to Paragraph 14.4, all past, present, and future costs for preparing, filing, prosecuting, and maintaining all United States and foreign patent applications and patents under REGENTS’ PATENT RIGHTS will be borne by LICENSEE, so long as the licenses granted to LICENSEE herein are exclusive. If, however, REGENTS reduces the exclusive licenses granted herein to non-exclusive licenses pursuant to Paragraph 7.6, and REGENTS grants additional license(s), the costs of preparing, filing, prosecuting and maintaining such patent applications and patents will be divided equally among the licensed parties from the effective date of each subsequently granted license agreement. Payments are due within [***] ([***]) days after receipt of invoice from REGENTS.

14.4

LICENSEE’s obligation to underwrite and to pay all domestic and foreign patent filing, prosecution, and maintenance costs will continue for so long as this Agreement remains in effect; provided, however, that LICENSEE may terminate its obligations with respect to any given patent application or patent in any or all designated countries upon [***] ([***]) months’ written notice to REGENTS. REGENTS will use its best efforts to curtail patent costs when such a notice is received from LICENSEE. REGENTS may continue prosecution and/or maintenance of such applications or patents at its sole discretion and expense; provided, however, that LICENSEE will have no further right or licenses thereunder.

15.	MARKING

15.1

Prior to the issuance in the United States of patents under REGENTS’ PATENT RIGHTS, LICENSEE agrees to mark LICENSED PRODUCT(S) (or their containers or labels) SOLD by it in the United States under the license granted in this Agreement with the words “Patent Pending,” and following the issuance in the United States of one or more patents under REGENTS’ PATENT RIGHTS, with the patent numbers of the REGENTS’ PATENT RIGHTS. All LICENSED PRODUCTS SOLD in other countries will be marked in such manner as to conform with the patent laws and practice of such countries.

16.	USE OF NAMES AND TRADEMARKS

16.1

Nothing contained in this Agreement will be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trademark, trade name, or other designation of either party hereto by the other (including any contraction, abbreviation, or simulation of any of the foregoing). Unless required by law, regulation, or rules of a securities exchange, or consented to in writing by REGENTS, the use by LICENSEE of the name “The Regents of the University of California” or the name of any University of California campus in advertising, publicity or other promotional activities is expressly prohibited.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

17.	LIMITED WARRANTIES

17.1

REGENTS warrants to LICENSEE that (a) to the extent of the actual knowledge of the licensing professional responsible for administration of this Agreement, it has the lawful right to grant the licenses granted to LICENSE pursuant to this Agreement, (b) to the extent of the actual knowledge of the licensing professional responsible for administration of this Agreement, it has not previously granted to any third party any rights that conflict with the licenses granted to LICENSEE pursuant to this Agreement, and (c) to the extent of the actual knowledge of the licensing professional responsible for administration of this Agreement and of REGENTS’ patent prosecution counsel, no third party who is not designated in filings with relevant patent authorities as an inventor of the REGENTS’ PATENT RIGHTS is, or has claimed or asserted in writing to REGENTS that it is, an inventor of the REGENTS’ PATENT RIGHTS.

17.2

Except as expressly provided in this Agreement, the licenses granted pursuant to this Agreement, the BIOLOGICAL MATERIAL, and the associated INVENTION are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESSED OR IMPLIED. REGENTS MAKES NO REPRESENTATION OR WARRANTY THAT THE INVENTION, THE BIOLOGICAL MATERIAL, REGENTS’ PATENT RIGHTS, LICENSED PRODUCTS, LICENSED SERVICES OR LICENSED METHODS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

17.3

EXCEPT FOR LICENSEE’S OBLIGATION TO INDEMNIFY AGAINST CLAIMS OF THIRD PARTIES UNDER ARTICLE 19 (INDEMNIFICATION AND INSURANCE), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM EXERCISE OF THE LICENSES GRANTED PURSUANT TO THIS AGREEMENT OR THE USE OF THE INVENTION, THE BIOLOGICAL MATERIAL, REGENTS’ PATENT RIGHTS, LICENSED METHODS, LICENSED SERVICES OR LICENSED PRODUCTS. THE REGENTS WILL NOT BE LIABLE FOR DIRECT DAMAGES TO THE OTHER PARTY CAUSED BY AN ASSIGNMENT BY THE REGENTS’ INVENTORS OF THE REGENTS’ PATENT RIGHTS TO A THIRD PARTY.

17.4	Nothing in this Agreement is or will be construed as:

(a)	A warranty or representation by REGENTS as to the validity, enforceability or scope of any REGENTS’ PATENT RIGHTS; or

(b)	A warranty or representation that anything made, used, or SOLD under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

(c)	An obligation to bring or prosecute actions or suits against third parties for patent infringement, except as provided in Article 18; or

(d)

Conferring by implication, estoppel, or otherwise any license or rights under any patents of REGENTS other than REGENTS’ PATENT RIGHTS as defined herein, regardless of whether such patents are dominant or subordinate to REGENTS’ PATENT RIGHTS; or

(e)	An obligation to furnish any know-how not provided in the patents and patent applications under REGENTS’ PATENT RIGHTS and REGENTS’ PROPERTY RIGHTS.

18.	PATENT INFRINGEMENT

18.1

In the event that either party (and in the case of REGENTS, to the extent of the actual knowledge of the licensing professional responsible for administration of this Agreement) learns of the infringement of any REGENTS’ PATENT RIGHTS under this Agreement, such party will promptly provide the other party with notice and reasonable evidence of such infringement (“Infringement Notice”). During the period and in a jurisdiction where LICENSEE has exclusive rights under this Agreement, neither party will notify a third party, including the infringer, of the infringement without first obtaining consent of the other party, which consent will not be unreasonably withheld; provided, however, that LICENSEE may notify any then-existing sublicensees under the relevant REGENTS’ PATENT RIGHTS of such infringement without REGENTS’ prior consent if such sublicensee is bound by obligations of confidentiality with respect to such information. Both parties will use diligent efforts, in cooperation with each other, to terminate such infringement without litigation.

18.2

If the infringing activity of potential commercial significance has not been abated within [***] ([***]) days following the effective date of the Infringement Notice, LICENSEE may institute suit for patent infringement against the infringer. REGENTS may voluntarily join such suit at its own expense, but may not thereafter commence suit against the infringer for the acts of infringement that are the subject of LICENSEE’s suit or any judgment rendered in that suit. [***] If, in a suit initiated by LICENSEE, REGENTS is involuntarily joined [***].

If, within [***] ([***]) days following the effective date of the Infringement Notice, the infringing activity of potential commercial significance has not been abated and LICENSEE has not brought suit against the infringer, REGENTS may institute suit for patent infringement against the infringer. If REGENTS institutes such suit, LICENSEE may not join such suit without REGENTS’ consent and may not thereafter commence suit against the infringer for the acts of infringement that are the subject of REGENTS’ suit or any judgment rendered in that suit.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Notwithstanding the foregoing, the parties may by mutual agreement, at any time, bring and control such suit jointly against an infringer of the REGENTS’ PATENT RIGHTS, sharing costs in such manner as they may then agree.

18.3

Such legal action as is decided upon will be at the expense of the party instituting the suit pursuant to Paragraph 18.2, and all recoveries recovered thereby will [***], provided that legal action brought jointly by REGENTS and LICENSEE, and participated in by both, will be [***] and all recoveries will be allocated in the following order: (a) to each party pro rata reimbursement of the attorney’s costs, fees, and other related expenses to the extent each party paid for such costs, fees, and expenses, until all such costs, fees, and expenses are reimbursed to each party; and (b) [***].

18.4

Each party will cooperate with the other in litigation instituted hereunder but at the expense of the party instituting the suit pursuant to Paragraph 18.2. Such litigation will be controlled by the party instituting such suit, but the other party may be represented by counsel of its choice. In no event may either party admit liability or wrongdoing on behalf of the other party without the other party’s prior written consent.

18.5	Any agreement made by LICENSEE for the purposes of settling litigation or other dispute shall comply with the requirements of Article 4 (Sublicenses) of this Agreement.

19.	INDEMNIFICATION AND INSURANCE

19.1

LICENSEE will, and will require its sublicensees to, indemnify, hold harmless, and defend REGENTS and its officers, employees, and agents; sponsor(s) of the research that led to the INVENTION and BIOLOGICAL MATERIAL included in REGENTS’ PROPERTY RIGHTS; and the inventors of any patents and patent applications under REGENTS’ PATENT RIGHTS and their employers against any and all losses, damages, costs, fees, and expenses resulting from third party claims and suits arising out of exercise of this license or any sublicense or any use or possession of the BIOLOGICAL MATERIAL. This indemnification will include, but not be limited to, any product liability claims.

19.2

LICENSEE, at its sole cost and expense, will ensure that the applicable entity performing activities in connection with any work performed hereunder, whether LICENSEE, an AFFILIATE, or a sublicensee, will obtain, keep in force, and maintain the following insurance:

(a)	prior to the start of clinical trials of a LICENSED PRODUCT, Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

Each Occurrence	$[***]
Products/Completed Operations Aggregate	$[***]
Personal and Advertising Injury	$[***]
General Aggregate	$[***]

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

(b)

upon the start of any clinical trials of a LICENSED PRODUCT, Commercial Form General Liability Insurance (contractual liability included), and product liability insurance if not otherwise included, with limits as follows:

Each Occurrence	$[***]
Products/Completed Operations Aggregate	$[***]
Personal and Advertising Injury	$[***]
General Aggregate	$[***]

(c)

upon the first commercial sale of a LICENSED PRODUCT, LICENSED SERVICE or LICENSED METHOD, Commercial Form General Liability Insurance (contractual liability included), and product liability insurance if not otherwise included, with limits as follows:

Each Occurrence	$[***]
Products/Completed Operations Aggregate	$[***]
Personal and Advertising Injury	$[***]
General Aggregate	$[***]

If the above insurance is written on a claims-made form, it shall continue for [***] ([***]) years following termination or expiration of this Agreement.

(d)	worker’s compensation as legally required in the jurisdiction in which LICENSEE, an AFFILIATE, or a sublicensee, as applicable, is doing business.

LICENSEE will promptly notify REGENTS of any material reduction in the insurance coverages below the amounts required hereunder.

19.3

The coverage and limits referred to in Paragraph 19.2 above will not in any way limit the liability of LICENSEE under Paragraph 19.1. Upon the execution of this Agreement, LICENSEE will furnish REGENTS with certificates of insurance evidencing compliance with all requirements. Such certificates will:

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

(a)	where possible, provide for [***] ([***]) days’ ([***] ([***]) days for non-payment of premium) advance written notice to REGENTS of any cancellation of insurance coverages;

(b)	indicate that REGENTS has been endorsed as an additional insured under the coverage described above in Paragraph 19.2; and

(c)	include a provision that the coverage will be primary and will not participate with, nor will be excess over, any valid and collectable insurance or program of self-insurance maintained by REGENTS.

19.4

REGENTS will promptly notify LICENSEE in writing of any claim or suit brought against REGENTS for which REGENTS intends to invoke the provisions of Paragraph 19.1. LICENSEE will keep REGENTS informed of its defense of any claims pursuant to Paragraph 19.1, and REGENTS will cooperate reasonably in any such suit. If REGENTS invokes the provisions of Paragraph 19.1, REGENTS will not make any admissions or take any actions in such claim or suit that may prejudice or impair LICENSEE’s ability to defend such claim or suit without LICENSEE’s prior written consent, and LICENSEE will not admit liability or wrongdoing on behalf of REGENTS without REGENTS’ prior written consent.

20.	COMPLIANCE WITH LAWS

20.1

LICENSEE will comply with all applicable international, national, state, regional, and local laws and regulations in performing its obligations hereunder and in its use, manufacture, SALE or import of the LICENSED PRODUCTS, LICENSED SERVICES, or practice of the LICENSED METHODS. LICENSEE understands that REGENTS is subject to United States laws and regulations (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), controlling the export of technical data, computer software, laboratory prototypes and other commodities, and REGENTS’ obligations under this Agreement are contingent on compliance with such laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE will not export such technical data and/or commodities to certain foreign countries without prior approval of such agency. REGENTS neither represents that a license will not be required nor that, if required, it will be issued.

21.	GOVERNMENT APPROVAL OR REGISTRATION

21.1

If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE will assume all legal obligations to do so. LICENSEE will notify REGENTS if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. LICENSEE will make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

22.	ASSIGNMENT

22.1

This Agreement is binding upon and shall inure to the benefit of REGENTS, and its successors and assigns. This Agreement will be personal to LICENSEE and assignable by LICENSEE only with the written consent of REGENTS, except that LICENSEE may freely assign this Agreement to its AFFILIATE or to an acquirer of all or substantially all of LICENSEE’s stock, assets or business to which this Agreement relates. If LICENSEE assigns this Agreement to a non-AFFILIATE third party, then upon execution of the assignment agreement, LICENSEE will (i) provide REGENTS with the updated contact information, and [***].

23.	NOTICES

23.1

All notices under this Agreement will be deemed to have been fully given and effective when done in writing and delivered in person, or three (3) business days after mailed by registered or certified U.S. mail, or one (1) business day after deposited with an express carrier service requiring signature by recipient, and addressed as follows:

To REGENTS:	Office of Technology Licensing
2150 Shattuck Avenue, Suite 510
Berkeley, CA 94704-1347
Attn.: Director (UC Case No.: B13-135)

To LICENSEE:	4D Molecular Therapeutics LLC
444 Laverne Avenue
Mill Valley, CA 94941
Attn.: [***]

Either party may change its address upon written notice to the other party.

24.	LATE PAYMENTS

24.1

If monies owed to REGENTS under this Agreement are not received by REGENTS when due, LICENSEE will pay to REGENTS interest charges at a rate of [***] percent ([***]%) per annum, or less if required by applicable law. Such interest will be calculated from the date payment was due until actually received by REGENTS. Such accrual of interest will be in addition to, and not in lieu of, enforcement of any other rights of REGENTS related to such late payment. Acceptance of any late payment will not constitute a waiver under Article 25 (Waiver) of this Agreement.

25.	WAIVER

25.1

The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

by the other party. None of the terms and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

26.	CONFIDENTIALITY

26.1

Each party will hold the other party’s proprietary business and technical information, patent prosecution material and other proprietary information, including the negotiated terms of this Agreement, in confidence and against disclosure to third parties (except to those employees or authorized representatives having a need to know such information and who are bound by confidentiality obligations with respect thereto) with at least the same degree of care as it exercises to protect its own data and license agreements of a similar nature. Each party will only use such information of the other party in accordance with the terms of this Agreement. These obligations will expire [***] ([***]) years after the termination or expiration of this Agreement.

26.2	Nothing contained herein will in any way restrict or impair the right of LICENSEE or REGENTS to use, disclose, or otherwise deal with any information or data which:

(a)

at the time of disclosure to the receiving party is generally available to the public or thereafter becomes generally available to the public by publication or otherwise, through no act or omission of the receiving party;

(b)

the receiving party can show by its contemporaneous written records was in its possession, without confidentiality restrictions, prior to the time of disclosure to it hereunder, and was not acquired directly or indirectly from the disclosing party;

(c)	is independently made available to the receiving party, without confidentiality restrictions, as a matter of right by a third party under no obligation of confidentiality to the disclosing party;

(d)	is independently developed by the receiving party without any use of the information disclosed, as shown by the receiving party’s contemporaneous written records; or

(e)

is subject to disclosure under the California Public Records Act, court order, or other requirements of law, regulation, or rules of a securities exchange, provided that the receiving party promptly informs the disclosing party of such request.

26.3

Notwithstanding anything to the contrary in Paragraph 26.1, LICENSEE may disclose proprietary information it receives pursuant to this Agreement, and the terms of this Agreement, to its actual or potential investors, acquirers, and sublicensees who are bound by obligations of confidentiality with respect thereto. REGENTS will be free to release to the inventors, and senior administrators

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

employed by REGENTS the terms and conditions of this Agreement upon their request. If such request is made, REGENTS will inform such employees of the confidentiality obligations set forth above and will request that they do not disclose such terms and conditions to others. Should a third party inquire whether a license to REGENTS’ PATENT RIGHTS is available, REGENTS may disclose the existence of this Agreement and the extent of the grant in Articles 3 and 4 to such third party, but will not disclose the name of LICENSEE unless LICENSEE has already made such disclosure publicly, except where REGENTS is required to release information under either the California Public Records Act or other applicable law, provided REGENTS gives prior written notice to LICENSEE of such disclosure.

26.4

LICENSEE and REGENTS agree to destroy or return to the disclosing party proprietary information received from the other in its possession within [***] ([***]) days following the effective date of termination of this Agreement. However, each party may retain one copy of proprietary information of the other solely for archival purposes in non-working files for the sole purpose of verifying the ownership of the proprietary information, provided such proprietary information will be subject to the confidentiality provisions set forth in this Article 26. LICENSEE and REGENTS agree to provide each other, within [***] ([***]) days following termination of this Agreement, with a written notice that such proprietary information has been returned or destroyed.

27.	FORCE MAJEURE

27.1

Except for LICENSEE’s obligation to make any payments to REGENTS hereunder, the parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any catastrophes or other major events beyond their reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the parties’ respective obligations hereunder will resume.

28.	SEVERABILITY

28.1

The provisions of this Agreement are severable, and in the event that any provision of this Agreement will be determined to be invalid or unenforceable under any controlling body of law, such invalidity or enforceability will not in any way affect the validity or enforceability of the remaining provisions hereof.

29.	APPLICABLE LAW; VENUE; ATTORNEYS’ FEES

29.1

THIS AGREEMENT WILL BE CONSTRUED, INTERPRETED, AND APPLIED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, excluding any choice of law rules that would direct the application of the laws of another jurisdiction, but the scope and validity of any patent or patent application

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

under REGENTS’ PATENT RIGHTS will be determined by the applicable law of the country of such patent or patent application. Any legal action brought by the parties relating to this Agreement will be conducted in San Francisco, California. The prevailing party in any legal action under this Agreement will be entitled to recover its reasonable attorneys’ fees in addition to its costs and necessary disbursements.

30.	ELECTRONIC COPY; COUNTERPARTS

30.1

The parties to this document agree that a copy of the original signature to this Agreement (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

30.2

This Agreement may be executed in two or more counterparts, including by facsimile or electronic exchange of signed copies in PDF format, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

31.	SCOPE OF AGREEMENT; AMENDMENT; WAIVER

31.1

This Agreement, together with the OTHER LICENSE AGREEMENT and the MTA, incorporates the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, discussions and writings in respect thereof, including without limitation the Letter Agreement dated May 8, 2013.

31.2

This Agreement may be altered or modified only by written amendment duly executed by the parties hereto. A waiver of any breach or default of this Agreement shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE UNIVERSITY, OF CALIFORNIA		4D MOLECULAR THERAPEUTICS LLC

By	/s/ Carol Mimura	By	/s/ David H. Kirn

Carol Mimura, Ph.D.
Assistant Vice Chancellor	Printed Name	David H. Kirn
Office of Technology Licensing

		Title	Co-Founder, Executive Chair

Date	Dec. 19, 2013	Date	December 19, 2013

4D Molecular Therapeutics LLC	Exclusive License
UC Case No.: B13-135	Confidential